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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)  May 7, 1996
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                           GLOBAL ENVIRONMENTAL CORP.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



New York                           0-17430                  13-3431486
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(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)



       P.O. Box 1300, Unit 1, Bedminster Industrial Park, Apple Tree Lane,
                           Plumsteadville, Pennsylvania                  18949
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



Registrant's telephone number, including area code   (215) 766-2730
                                                    ----------------------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS


          On May 7, 1996, Global Environmental Corp. (the "Company") agreed, subject to shareholder approval, to sell to William V. Rice the following assets: (i) 100% of the issued and outstanding common stock of its wholly-owned subsidiary Rage Inc., a Delaware corporation ("Rage") which is engaged in the business of engineering and supplying pneumatic material handling systems, (ii) the real property and improvements at Bedminster Industrial Park, Unit 1, Apple Tree Lane in the township of Bedminster, Bucks County, Pennsylvania (the "Property"), and (iii) a certain automobile. The Company will also enter into an installment contract with Mr. Rice providing for the payment to him of $54,600 in twenty-six (26) equal bi-weekly payments of $2,100, such payments to commence upon the closing of this transaction, and will make two additional payments of $25,000 each to Mr. Rice.

          In consideration of the sale of the assets described above, Mr. Rice will (i) deliver to the Company 517,000 shares of common stock of the Company,
(ii) assume all liabilities currently secured by the Property, (iii) release the Company from any and all liability relating to the Property, (iv) cancel any and all employee stock options and/or any derivative securities relating to the Company held by Mr. Rice, and (v) cancel the employment agreement between the Company and Mr. Rice dated April 16, 1991.

          Mr. Rice is a former director and is the former president, chief financial and accounting officer of the Company.


ITEM 7.  EXHIBITS

          Pursuant to Item 601(b) of Regulation S-K, the following exhibits are being filed herewith:

Exhibit No.    Description
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2.1            Letter of Intent dated May 7, 1996 between the Company and
               William V. Rice relating to the sale of 100% of the issued and outstanding common stock of Rage Inc. and certain real and personal property.
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                              GLOBAL ENVIRONMENTAL CORP.



                              By:/s/ Lawrence Beer
                                 -----------------
                                  Lawrence Beer
                                  President
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                                  EXHIBIT INDEX

Exhibit No.    Description
- -----------    -----------
2.1            Letter of Intent dated May 7, 1996 between the Company and
               William V. Rice relating to the sale of 100% of the issued and outstanding common stock of Rage Inc. and certain real and personal property.